UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2021

Capital CIty Bank Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-13358	59-2273542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
217 North Monroe Street, Tallahassee, Florida		32301
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (850) 402-7821

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $0.01	CCBG	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAPITAL CITY BANK GROUP, INC.

FORM 8-K

CURRENT REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)       On December 14, 2021, the Board of Directors (the “Board”) of Capital City Bank Group, Inc. (the “Registrant”) appointed William F. Butler, Kimberly Crowell, Bonnie Davenport and Ashbel C. Williams (collectively, the “New Directors”) as independent directors. In connection with their appointment to the Board, the Board increased its size from 11 to 15 directors. Following the New Directors’ appointments, there were no vacancies on the Board.

The Board expects to appoint the New Directors to committees as follows:

Audit Committee

William F. Butler

Kimberly Crowell

Ashbel C. Williams

Compensation Committee

William F. Butler

Kimberly Crowell

Bonnie Davenport

Governance and Nominating Committee

Bonnie Davenport

Ashbel C. Williams

There is no arrangement or understanding between any of the New Directors and any other person pursuant to which any of the New Directors was appointed to the Board. None of the New Directors is a party to any transaction that would be required to be disclosed under Section 404(a) of Regulation S-K.

Item 7.01.	Regulation FD

On December 14, 2021, the Registrant issued a press release announcing that its Board of Directors appointed the New Directors as independent directors. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

The information furnished under Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated December 14, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK GROUP, INC.

Date:	December 20, 2021	By:	/s/ J. Kimbrough Davis
J. Kimbrough Davis
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated December 14, 2021.